                                                                    Exhibit 10.1

                                 LINKAGE, INC.
                            1995 STOCK OPTION PLAN

                                   ARTICLE I

                              Purpose of the Plan

     The purpose of this Plan is to encourage and enable employees, consultants, directors and others who are in a position to make significant contributions to the success of LINKAGE, INC. (and its affiliated corporations) and upon whose judgment, initiative and efforts the Company depends for the successful conduct of its business and affairs, to acquire a closer identification of their interests with those of the Company by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder, thereby recognizing their efforts on behalf of the Company and strengthening their desire to remain actively involved with the Company.

                                  ARTICLE II

                                  Definitions

     2.1 "Affiliated Company" means any stock company of which a majority of the voting common or capital stock is owned directly or indirectly by the Company.

     2.2  "Award" means an Option granted under Article V.

     2.3  "Board" means the Board of Directors of the Company.

     2.4 "Code" means the Internal Revenue Code of 1986, as amended from time to time and the Regulations promulgated thereunder.

     2.5 "Company" means LINKAGE, INC., a Massachusetts company, or its successor, and its Affiliated Companies.

     2.6 "Employee" means any person who is a regular full-time or part-time employee of the Company on or after January 1, 1996.

     2.7  "Option" means a Non-Qualified Option granted by the Board under
Article V of this Plan in the form of a right to purchase Stock evidenced by an instrument containing such provisions as the Board may from time to time establish.

     2.8  "Plan" means this 1995 Stock Option Plan.

     2.9 "Non-Qualified Option" means any option not intended to qualify as an incentive stock option as defined in Section 422A of the Code.

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     2.10 "Stock" means the common stock without par value of the Company including any adjustments thereto resulting from changes in or to the capital structure of the Company of the type described in Article X of the Plan.

                                  ARTICLE III

                          Administration of the Plan

     3.1  Administration by Board. This Plan shall be administered by the Board
          -----------------------
of Directors of the Company. The Board may, from time to time, delegate any of its administrative functions under this Plan to one or more committees. From time to time, the Board may increase the size of the committee or committees and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the committee or committees and thereafter directly administer the Plan. All references in this Plan to the "Board" shall also include such committee or committees, if one or more have been appointed by the Board. No member of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any options granted under it.

     3.2  Powers.  The Board shall have full and final authority to operate,
          ------
manage and administer the Plan on behalf of the Company. This authority shall include, but not be limited to, the following powers:

     (a)  To grant Awards, conditionally or unconditionally,

     (b) To prescribe the form or forms of the instruments evidencing Awards granted under this Plan,

     (c)  To interpret the Plan,

     (d) To provide regulations for the operation of the Plan, and otherwise to prescribe and rescind regulations for interpretation, management and administration of the Plan,

     (e) To delegate responsibility for Plan operation, management and administration on such terms, consistent with the Plan, as the Board may from time to time establish,

     (f) To delegate to other persons the responsibility of performing administrative acts in furtherance of the Plan's purpose, and

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     (g)  To  engage  the  services  of  persons,  companies,  or organizations in furtherance of the Plan's purpose, including but not limited to, banks, insurance companies, brokerage firms and consultants.

     3.3  Additional Powers.  In addition, as to each Option to buy Stock of the
          -----------------
Company, the Board shall have full and final authority in its discretion: (a) to determine the number of shares of Stock subject to each Option; (b) to determine the time or times at which Options will be granted; (c) to determine the option price of the shares of Stock subject to each Option; and, (d) to determine the time or times when each Option shall become exercisable and the duration of the exercise period.

                                  ARTICLE IV

                                  Eligibility

     4.1  Eligible Employees.  All Employees (including Directors who are
          ------------------
Employees) are eligible to be granted Awards under this Plan.

     4.2  Consultants, Directors and other Non-Employees.  Any consultant,
          ----------------------------------------------
Director (whether or not an Employee) and any other non-Employee is eligible to be granted Non-Qualified Option Awards under the Plan.

     4.3  Relevant Factors.  In selecting individual Employees, consultants,
          ----------------
Directors and other non-Employees to whom Awards shall be granted, the Board shall weight such factors as are relevant to accomplish the purpose of the Plan as stated in Article I. An individual who has previously been granted an Award may be granted one or more additional Awards, if the Board so determines. The granting of an Award to any individual shall neither entitle that individual to nor disqualify him from participation in any other grant of Awards.

                                   ARTICLE V

                              Stock Option Awards

     5.1  Number of Shares.  Subject to the provisions of Article IX of this
          ----------------
Plan, the aggregate number of shares of Stock for which Options may be granted under this Plan shall not exceed five thousand (5,000) shares. The shares to be delivered upon exercise of Options under this Plan shall be made available, at the discretion of the Board, either from authorized but unissued shares or from previously issued and reacquired shares of Stock held by the Company as treasury shares, including shares purchased in the open market.

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

     Stock issuable upon exercise of an Option granted under the Plan shall be subject to whatever restrictions, whether relating to transfer, repurchase rights or otherwise, shall be determined by the Board.

     5.2  Effect of Expiration, Termination or Surrender.  If an Option under
          ----------------------------------------------
this Plan shall expire or terminate unexercised as to any shares of Stock covered thereby, or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares issued pursuant to Options under the Plan, such shares shall thereafter be available for the granting of other Options under this Plan.

     5.3  Terms of Options.  The full term of each Option granted hereunder
          ----------------
shall be for such period as the Board shall determine. Each Option shall be subject to earlier termination as provided in Sections 6.3 and 6.4.

     5.4  Option Price.  The Option price shall be determined by the Board at
          ------------
the time any Option is granted.

     5.5  Non-Transferability of Options.  No Option granted under this Plan
          ------------------------------
shall be transferable by the grantee otherwise than by will or the laws of descent and distribution, and such Option may be exercised during the grantee's lifetime only by the grantee.

                                  ARTICLE VI

                              Exercise of Option

     6.1  Exercise.  Each Option granted under this Plan shall be exercisable on
          --------
such date or dates and during such period and for such number of shares of Stock as shall be determined pursuant to the provisions of the instrument evidencing such Option. The Board shall have the right to accelerate the date of exercise of any Option.

     6.2  Notice of Exercise.  A person electing to exercise an Option shall
          ------------------
give written notice to the Company of such election and of the number of shares he or she has elected to purchase and shall at the time of exercise tender the full purchase price of the shares of Stock he or she elected to purchase. Until such person has been issued a certificate or certificates for the shares so purchased, he or she shall possess no rights of a record holder with respect to any of such shares.

     6.3  Option Unaffected by Change in Duties.  No Option granted to a person
          -------------------------------------
who is, on the date of the grant, an Employee of the Company shall be affected by any change of duties or position of the optionee (including transfer to or from an Affiliated Company), so long as he or she continues to be an Employee. Employment shall be considered as continuing uninterrupted during any bona fide
                                                                      ---------
leave of absence (such as those attributable to maternity, illness, military obligations or governmental service);

provided that the period of such leave does not exceed ninety (90) days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute. A bona fide leave of absence with the written
                         ---------
approval of the Board shall not be considered an interruption of employment, provided that such written approval contractually obligates the Company to continue the employment of the optionee after the approved period of absence.

     If the optionee shall cease to be an Employee for any reason other than death, such Option shall thereafter be exercisable only to the extent of the purchase rights thereunder, if any, which have accrued as of the date of such cessation of employment; provided that (i) the Board may provide in the instrument evidencing any Option that the Board may in its absolute discretion, upon any such cessation of employment, determine (but be under no obligation to determine) that such accrued purchase rights shall be deemed to include additional shares covered by such Option; and (ii) unless the Board shall otherwise provide in the instrument evidencing any Option, upon any such cessation of employment, such remaining rights to purchase shall in any event terminate upon the earlier of (a) the expiration of the original term of the Option; or (b) where such cessation of employment is on account of disability, the later of such cessation of employment or final determination of disability. For purposes of this Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e) (3) of the Code.

     6.4  Death of Optionee.  Should an optionee die while in possession of the
          -----------------
legal right to exercise an Option, such person or persons as shall have acquired, by will or by the laws of descent and distribution, the right to exercise any Options theretofore granted, may, unless otherwise provided by the Board in any instrument evidencing such Option, exercise such Option at any time prior to six (6) months from the date of death; provided, that such Option shall expire in any event not later than the last day of the original term of such Option; provided, further, that any such exercise shall be limited to the purchase rights which have accrued as of the date when the optionee ceased to be an Employee, whether by death or otherwise, unless the Board provides in the instrument evidencing such Option that, in the discretion of the Board, additional shares covered by such Option may become subject to purchase immediately upon the death of the optionee.

                                  ARTICLE VII

                        Terms and Conditions of Options

     Options shall be evidenced by instruments (which need not be identical) in such forms as the Board may from time to time approve. Such instruments shall conform to the terms and conditions set forth in Articles V and VI hereof and may contain such other provisions as the Board deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Stock issuable upon exercise of Options.

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In granting any Option, the Board may specify that such Option shall be subject to termination and cancellation provisions as the Board may determine. The Board may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

                                 ARTICLE VIII

                                 Benefit Plans

     Awards under the Plan are discretionary and are not a part of regular salary. Awards may not be used in determining the amount of compensation for any purpose under any benefit plans of the Company, except as the Board may from time to time expressly provide. Neither the Plan, an Option or any instrument evidencing an Option confers upon any Employee the right to continued employment with the Company.

                                  ARTICLE IX

               Amendment, Suspension or Termination of the Plan

     The Board may suspend the Plan or any part thereof at any time or may terminate the Plan in its entirety. Awards shall not be granted after Plan termination.

     The Board may also amend the Plan from time to time, except that amendments which affect the following subjects must be approved by stockholders of the
Company:

     (a) Except as provided in Article X relative to capital changes, the number of shares as to which Options may be granted pursuant to
          Article V;

     (b)  The maximum term of Options granted;

     (c)  The minimum price at which Options may be granted;

     (d)  The term of the Plan; and

     (e)  The requirements as to eligibility for participation in the Plan.

     Awards granted prior to suspension or termination of the Plan may not be cancelled solely because of such suspension or termination, except with the consent of the grantee of the Award.

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

                                   ARTICLE X

                         Changes in Capital Structure

     The number of shares of Stock subject to an Option granted hereunder shall be subject to adjustment in the event of changes in the outstanding Stock of the Company by reason of stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or dividends payable in stock of the same class or issuance of rights to subscribe to stock of the same class, or other relevant changes in the capital structure of the Company occurring after the date of an Award to the same extent as would affect an actual share of Stock issued and outstanding on the effective date of any such change. Such adjustment to an outstanding Option shall be made without change in the total price applicable to the unexercised portion of such Option, and a corresponding adjustment in the applicable option price per share shall be made. In the event of any such change, the aggregate number and classes of shares for which Options may thereafter be granted under Section 5.1 of this Plan may be appropriately adjusted as determined by the Board so as to reflect such change.

     In the event of the proposed dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Board.

     Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

     No fractional shares shall be issued under the Plan.

                                  ARTICLE XI

                     Effective Date and Terms of the Plan

     The Plan shall become effective on December __, 1995. The Plan shall continue until such time as it may be terminated by action of the Board.

                                  ARTICLE XII

                             Application of Funds

     The proceeds received by the Company from the sale of shares pursuant to Options granted under the Plan shall be used for general Company purposes.

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

                                 ARTICLE XIII

                            Governmental Regulation

     The Company's obligation to sell and deliver shares of Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

                                  ARTICLE XIV

                    Withholding of Additional Income Taxes

     Upon the exercise of a Option, the Company, in accordance with Section 3402(a) of the Code, may require the optionee to pay additional withholding taxes in respect to the amount that is considered compensation includible in such person's gross income. The Board in its discretion may condition the exercise of an Option on the payment of such additional withholding taxes.

                                  ARTICLE XV

                          Governing Law; Construction

     The validity and construction of the Plan and the instruments evidencing Options shall be governed by the laws of the Commonwealth of Massachusetts. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

                                                              FOR IDENTIFICATION
                                                              ------------------
                                                              PURPOSES ONLY
                                                              -------------

                                                              Optionee:
                                                              B.D. App'd:
                                                              S.H. App'd:
                                                              No. of Shares:
                                                              Purchase Price:


                    NON-QUALIFIED STOCK OPTION TO PURCHASE
                    --------------------------------------

                            SHARES OF COMMON STOCK
                            ----------------------

                                      OF
                                      --

                                 LINKAGE, INC.
                                 -------------


Date of Grant:

     Agreement made this            day of                    , 1996, by and
between LINKAGE, INC., a Massachusetts Corporation having its principal place of business in Lexington, Massachusetts ("Company"), and _______________________, of ____________________, Massachusetts ("Optionee")

     WHEREAS, the Company wishes to afford the Optionee an opportunity to acquire a proprietary interest in the Company, as an added incentive to continue to advance the interests of the Company, by granting the Optionee an option to purchase shares of the common stock without par value ("Stock"), in accordance with the 1995 Stock Option Plan adopted and approved by the Board of Directors
and the Shareholders of the Company on December   , 1995, and December   , 1995,
respectively.  A copy of the Stock Option Plan is attached hereto as Exhibit A.

     NOW, THEREFORE, in consideration of the within premises, it is agreed by and between the parties as follows:

     1.   Grant of Option.  The Company hereby grants to the Optionee an option
          ---------------
to purchase ("Option"), subject to certain limitations, all or any part of ______ shares (together with any stock into which or for which such shares may be changed or exchanged pursuant to Paragraph 6 hereof, the "Shares") of its Stock at the purchase price of $ ______ per share, in the manner and subject to the conditions hereinafter provided. The Grant of this Option is subject to the terms and conditions of the 1995 Stock Option Plan in all respects, except as otherwise provided for herein.

     2.   Time of Exercise of Option.  The Option may be exercised at any time
          --------------------------
as to all or any part of the Shares, and from time to time, within _________ (__) months of the Date of Grant or until the termination thereof as provided in Paragraph 5 below.

     3.   Method of Exercise.  This Option may be exercised by the Optionee's
          ------------------
giving written notice on one or more separate occasions directed to the Company, at the Company's principal place of business or as otherwise directed by the Company, specifying the number of shares being purchased and accompanied by a bank or certified check in full payment of the option price for the number of shares specified. Unless the sale of Shares to the Optionee pursuant to this Option shall be registered under the Securities Act of 1933, as amended ("Act"), the Optionee shall be required at the time of exercise to furnish to the Company a written representation in a form approved by the Company of his intention to purchase such Shares for investment and not with a view to or for sale in connection with any distribution thereof in violation of any federal or state securities laws. In the event that the sale of such Shares to the Optionee shall be registered under the Act, such investment representation need not be furnished. In the event that the Shares transferred to the Optionee pursuant to this Option are subsequently registered under the Act, for resale by the Optionee, such investment representation shall automatically be deemed not to be in effect and any restriction on transfer of such Shares shall thereupon terminate. Certificates for the Shares purchased may be issued in the name of the Optionee, in the name of the Optionee jointly with another person with right of survivorship, in the name of the executor or administrator of the estate of the Optionee. No certificates will be issued until the Company has completed all action required by law to be taken in connection with the issue of the Shares. Certificates evidencing Shares issued upon exercise of this Option (other than Shares which shall have been sold or transferred pursuant to an effective registration under the Act) will bear a legend substantially in the following form until such time as the Company's counsel determines that such legend is no longer necessary or advisable:

               "The Shares evidenced by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold or transferred except pursuant to an effective registration statement under that Act or after receipt of an opinion of counsel satisfactory in form and substance to the Company that such registration is not required."

Appropriate stop-transfer orders will be noted on the Company's stock records with respect to all Shares so legended.

     The Company shall make or cause to be made immediate delivery of the Shares being purchased, provided that if any law or regulation requires the Company to take any action with respect to the shares specified in such notice before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action. At the time of exercise, this Option shall be presented to the Company for cancellation, or, if exercised in part, for notation as the extent of such exercise.

     4.   Stock Restriction Agreement.  Shares purchased by the Optionee by
          ---------------------------
exercising this Option shall be subject to the restrictions contained in a "Shareholders Agreement" substantially in the form attached hereto as Exhibit A, and immediately upon exercise of any part of this Option, the Optionee shall either become a party to such agreement in the manner specified therein or execute a "Shareholders Agreement" as presented by the Company's Board of Directors.

     5.   Termination of Option.  Except as otherwise stated herein or
          ---------------------
determined by the Company's Board of Directors, this Option, if and to the extent the Optionee was then entitled to exercise it, shall terminate upon the first to occur of the following dates:

     (a) The date on which the Optionee's employment by the Company is terminated for whatever reason (except if such termination is by reason of death or permanent disability as below provided;

     (b) The later of termination of employment or final determination of disability (For purposes hereof, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended;

     (c)  The expiration of six (6) months of the date of the Optionee's death;
          or,

     (d)  ____________________, 199_ (being the expiration of __________ (__)
          months from the Date of Grant of this Option).

     6.   Change in Capital Structure.  This Option shall be subject to
          ---------------------------
adjustment in the event of changes in the outstanding Stock of the Company by reason of stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or dividends payable in stock of the same class or issuance of rights to subscribe to stock of the same class, or other relevant changes in the capital structure occurring after the Date of Grant of this Option to the same extent as would affect an actual share of Stock issued and outstanding on the effective date of such change. Such adjustment shall be made without change in the total price applicable to the unexercised portion of such Options, and a corresponding adjustment in the application purchase price per share shall be made.

     7.   Shares Fully Paid When Issued.  All Shares of the Company which may be
          -----------------------------
issued upon the exercise of this Option will, upon issuance, be fully paid and nonassessable. During the period within which the rights represented by this Option may be exercised, the Company will at all times have authorized and reserved for the purpose of issue upon exercise of the rights evidenced hereby a sufficient number of shares of its Stock to provide for the exercise of such rights.

     8.   Dissolution; Liquidation.  In the event of the dissolution or
          ------------------------
liquidation of the Company, this Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Board of Directors of the Company.

     9.   Rights Prior to Exercise of Option.  This Option is not assignable and
          ----------------------------------
nontransferable by the Optionee, except in the event of his death (whereupon, all rights hereunder shall be exercisable, subject to the terms hereof, by such person or persons as shall have acquired them pursuant to will or applicable laws of descent and distribution), and during his lifetime is exercisable only by him. The Employee shall have no rights as a shareholder of the Company with respect to the option shares until payment in full of the option price and delivery to him of such Shares, as herein provided.

     10.  Restrictions on Transfer, Disposition.  All Shares acquired by the
          -------------------------------------
Employee pursuant to this Stock Option Agreement shall be subject to the restrictions on sale, encumbrance and other disposition contained in a Shareholders Agreement by and between the Company and the Optionee which the Optionee agrees to become a party thereto upon exercise of this Option. The form and substance of such a Shareholders Agreement shall be as presented to the Optionee at the time of and as a condition to exercise of this Option. Additionally, the Optionee represents and warrants that he is acquiring and will hold this Option for investment and not with a view to any distribution thereof in violation of any federal or state securities laws.

     11.  Binding Effect.  This Option shall inure to the benefit of and be
          --------------
binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns. It may be assigned by the Company.

     12.  Notices and Communications.  Notices and communications hereunder
          --------------------------
shall be delivered to the Company at its principal place of business in Lexington, Massachusetts, to the attention of Larry R. Carr, its Senior Vice-President and shall be mailed to the Optionee at _____________________, or such other address as he or she may subsequently provide the Company in writing.

     IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed in the day and year first above written.

                                   LINKAGE, INC.

                                   By: ______________________________

                                       Philip J. Harkins,

                                       Its President

   The foregoing Option is hereby accepted and the terms thereof hereby agreed to:



                                      ________________________________